                                                                   EXHIBIT 10.45

                             MODIFICATION AGREEMENT


          THIS AGREEMENT made as of the 30th day of May, 1990, by and between KENVIC ASSOCIATES ("Mortgagor"), a New York general partnership having its principal office and place of business at 875 Third Avenue, New York, New York 10022 and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Mortgagee"), a Massachusetts corporation having its principal office at John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117, Attention: City Mortgage and
                                                  ---------
Real Estate Department.



                        W I T N E S S E T H    T H A T:
                        - - - - - - - - - -    - - - -


          WHEREAS, Mortgagor is on the date of delivery hereof the owner of fee title to the premises described in Schedule A hereto, including the Declarations, Declaration of Zoning Lot Restrictions, and the easements more particularly described in such Schedule A (collectively, the "LAND");

          WHEREAS, Mortgagor is on the date of delivery hereof the owner of the fee interest in all buildings, structures, and other improvements now or hereafter located on the Land; and

          WHEREAS, Mortgagee is on the date of delivery hereof the owner and holder of those certain mortgages more particularly described in the Consolidation, Extension and Modification Agreement (the "Consolidation Agreement"), dated as of May 11, 1988, between Mortgagor and Mortgagee and recorded in the Office of the Register of the City of New York (the "Register's Office") on May 18, 1988 in Reel 1403 at page 1793, which mortgages were consolidated pursuant to the Consolidation Agreement so as to constitute a single first lien on the property described therein in the amount of $180,000,000; and

          WHEREAS, Mortgagor and Mortgagee desire to modify the Consolidation Agreement in the manner herein set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Mortgagor agrees with Mortgagee as follows:

          1.   Modification of Section 2.10.2   The first sentence of Section
               ------------------------------
2.10.2 of the Consolidation Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          Promptly upon the expiration or earlier termination of the lease noted in Memorandum of Lease from Rosa A. Cordes and Henry G. Barteld to 873 Third Avenue Corp., dated May 6, 1959, recorded in the Register's Office in Liber 5076 at page 302, in respect of the land and buildings (the "Existing Buildings") located on the parcel of land more particularly described in Schedule D hereto (the "Corner Parcel"), Mortgagor will at its own expense commence and promptly and diligently prosecute to completion, demolition of the Existing Buildings and will thereafter construct, develop and complete on such Corner Parcel, a new structure (the "Building Addition"), all as provided in and in accordance with the terms of the Declaration, dated January 7, 1981, made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 556 at page 541 and in Reel 556 at page 1281, as modified by Modification of Declaration, dated as of June 14, 1982, between Kenvic Associates and 875 Third Associates, recorded in the Register's Office in Reel 653 at page 1315, as further modified by Second Modification to Declaration, dated as of December 7, 1983, between Kenvic Associates and 875 Third Associates, recorded in the Register's Office in Reel 745 at page 533 and as further modified by Third Modification to Declaration, dated as of May 30, 1990, by Kenvic Associates, to be recorded in the Register's Office immediately prior to the recordation of the Modification Agreement (the "Modification Agreement"), dated as of May 30, 1990, between Mortgagor and Mortgagee, as such Declaration may be further amended from time to time subsequent to the date of the Modification Agreement with the consent of the City of New York and Mortgagee, which consent will not be unreasonably withheld by Mortgagee (said Declaration, as amended and hereinafter amended from time to time in accordance with the terms hereof, is herein referred to as the "Special Permit Declaration").

          2.   Modification of Section 2.18.  Section 2.18 of the Consolidation
               ----------------------------
Agreement is hereby amended by inserting, immediately after the phrase "as party to the Declaration of Zoning Lot Restrictions, dated January 7, 1981, made by Mortgagor, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 552 at page 737" and before the phrase "(the "Zoning Declaration")", the following:

     ", as such Declaration of Zoning Lot Restrictions may be modified and amended from time to time subsequent to the date hereof with the consent of Mortgagee and, if required, the City of New York"

               Section 2.18 of the Consolidation Agreement is further amended by inserting, immediately after the phrase "as party to the Agreement, dated as of December 6, 1982, entered into among Mortgagor, 875 Third Associates, the New York City Transit Authority and The Chase Manhattan Bank, N.A." and before the phrase "("the Transit Authority Agreement")", the following:

     ", as such Agreement may be modified and amended from time to time subsequent to the date hereof with the consent of the New York City Transit Authority and MORTGAGEE"

          Section 2.18 of the Consolidation Agreement is further amended by inserting, immediately after the phrase "as holder of the special permit granted by the New York City Board of Estimate" and before the phrase "(the "Special Permit")", the following:

     ", as such special permit may be modified and amended from time to time subsequent to the date hereof with the consent of the City of New York"

          Section 2.18 of the Consolidation Agreement is further amended by inserting, immediately after the phrase "as declarant under the Declaration of Easement, dated as of July 17, 1984, made by Mortgagor and recorded in the Register's Office" and before the phrase "(the "Declaration of Easement")", the following:

     ", as such Declaration of Easement may be modified and amended from time to time subsequent to the date hereof with the consent of Mortgagee and, if required, the City of New York".

          3.   Modification of Schedule A.  Item 6 of Schedule A, Parcel B, of
               --------------------------
the Consolidation Agreement is hereby amended by deleting the period at the end thereof and inserting the following:

     ", as further modified by Third Modification to Declaration, dated as of May 30, 1990, by Kenvic Associates, to be recorded in the Register's Office, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee."

          4.   Representations and Warranties.  The representations and
               ------------------------------
warranties contained in Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, 6.11
and 6.12 of the Consolidation Agreement are hereby deemed modified so that all references therein to the Consolidation Agreement shall be deemed to refer to the Consolidation Agreement as modified by this Modification Agreement and Mortgagor hereby repeats and reaffirms such representations and warranties as of the date hereof.

          5.   Ratification.  Except as herein expressly modified, the
               ------------
Consolidation Agreement, and all terms, provisions and covenants thereof, are and shall remain in full force and effect and are hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be duly executed as of the day and year first above written.


                   MORTGAGOR:


                   KENVIC ASSOCIATES, A NEW YORK
                     GENERAL PARTNERSHIP


                   By:  Gladwater Associates, a New York
                        Limited Partnership, as a
                        General Partner of Kenvic
                        Associates


                        By/s/Kenneth Gladstone
                          -------------------------------------------
                              Kenneth Gladstone,
                              as a General Partner
                              of Gladwater Associates


                        By/s/Lucille Gladstone
                          -------------------------------------------
                              Lucille Gladstone,
                              as a General Partner
                              of Gladwater Associates


                   By:  Vic Associates, a New York
                        Limited Partnership, as a General
                        Partner of Kenvic Associates


                        By General Chemical and Supply
                          Co., Inc., as General Partner
                          of Vic Associates


                        By/s/ Edwin H. Baker
                          --------------------------------------------
                              Edwin H. Baker
                              President

                                   MORTGAGEE:


[Corporate SEAL]                   JOHN HANCOCK MUTUAL LIFE
                                     INSURANCE COMPANY


Attest:                            By /s/ Robert E. Latta
                                      ---------------------------------
                                     Title: Senior Mortgage Investment Officer

By /s/ Barry P. Sanborn
   --------------------
  Assistant Secretary

                                  SCHEDULE A


                              Description of Land
                              -------------------


                                   Parcel A
                                   --------


          ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

          BEGINNING at the corner formed by the intersection of the easterly side of Third Avenue with the northerly side of East 52nd Street; running thence

          NORTHERLY along the easterly line of Third Avenue, 120 feet 5 inches; thence

          EASTERLY parallel with the northerly line of East 52nd Street, 80 feet 0 inches; thence

          NORTHERLY parallel with the easterly line of Third Avenue, 80 feet 5 inches to a point in the southerly line of East 53rd Street; thence

          EASTERLY along the southerly line of East 53rd Street, 100 feet 0 inches; thence

          SOUTHERLY parallel with the easterly line of Third Avenue, 90 feet 0 inches; thence

          WESTERLY parallel with the northerly line of East 52nd Street, 20 feet 0 inches; thence

          SOUTHERLY parallel with the easterly line of Third Avenue, 110 feet 10 inches to a point in the northerly line of East 52nd Street; thence

          WESTERLY along the northerly line of East 52nd Street, 160 feet 0 inches to the point or place of BEGINNING.

                                   Parcel B
                                   --------


          The rights, licenses, easements and privileges relating to the above-described parcels of Land which are and have been granted with respect thereto in the following instruments:

1. Easement for Light, Air and View, dated January 23, 1981, by and between The Salvation Army, Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1233, as such Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

2. Easement for Light and Air, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1245, as such Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

3. Easement for Light and Air, dated January 5, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 558 at page 460, as such Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

4. Declaration of Zoning Lot Restrictions, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 552 at page 737, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee.

5. Declaration, dated January 7, 1981, made by F.E.G. Realty Corp., recorded in the Register's Office in Reel 556 at page 539, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee.

6. Declaration, dated January 7, 1981, made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 556 at page 541 and in Reel 556 at page 1281, as modified by Modification to Declaration, dated as of June 14, 1982, between Kenvic Associates and 875

     Third Associates recorded in the Register's Office in Reel 653 at page 1315, as further modified by Second Modification to Declaration, dated as of dated as of December 7, 1983, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 745 at page 533, as further modified by Third Modification to Declaration, dated as of May 30, 1990, by Kenvic Associates, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee.

7. Declaration of Easement, dated July 17, 1984, made by Kenvic Associates, and recorded in the Register's Office on July 18, 1984 in Reel 814 at page 1202, as such Declaration of Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

                                  SCHEDULE B


          (a) Mortgage ("Mortgage 1"), dated May 1, 1961, executed by Tillie Feldman to Raymond A. Hasbrouck, securing a note of even date therewith in the principal amount of $160,000, recorded in the Register's Office on May 17, 1961, in Liber 5971, Page 291, Mortgage Tax Paid $800.00;

          (b) Mortgage ("Mortgage 2"), dated October 3, 1961, executed by Montor Realty Corp. to Max M. Vas, Sam Wolf and Frances Wolf, securing a note of even date therewith in the principal amount of $42,300, recorded in the Register's Office on October 5, 1961, in Liber 6002, Page 12, Mortgage Tax Paid $291.50;

          (c) Mortgage ("Mortgage 3"), dated July 31, 1963, executed by Samuel Gruber to Bankers Life Company, securing a note of even date therewith in the principal amount of $64,100, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 37, Mortgage Tax Paid $320.50;

          (d) Mortgage ("Mortgage 4"), dated March 31, 1970, executed by C.B.B. Realty Corp. to Cortelyou Realty Corporation, securing a note of even date therewith in the principal amount of $275,000, recorded in the Register's Office on March 31, 1970, in Reel 169, Page 1013, Mortgage Tax Paid $2,062.50;

          (e) Mortgage ("Mortgage 5"), dated December 16, 1959, from Drury Lane Equities, Inc. to David Fischoff, securing a note of even date therewith in the principal amount of $17,500, recorded in the Register's Office on December 17, 1959 in Mortgage Book 5866, Page 422, Mortgage Tax Paid $87.50;

          (f) Mortgage ("Mortgage 6"), dated March 30, 1970, from HMW Holding Corp. to Hester M. Walsh, securing a note of even date therewith in the principal amount of $207,000, recorded in the Register's Office on March 31, 1970 in Reel 169, Page 879, Mortgage Tax Paid $1,552.50;

          (g) Mortgage ("Mortgage 7"), dated August 17, 1945, from Joseph Renkel, Inc. to Broadway Savings Bank, securing a bond of even date therewith in the principal amount of $15,000, recorded in the Register's Office on August 18, 1945 in Liber 4762, Page 365, Mortgage Tax Paid $75.00;

          (h) Mortgage ("Mortgage 8"), dated June 12, 1958, from Joseph Renkel, Inc. to Broadway Savings Bank, securing a note of even date therewith in the principal amount of $10,000, recorded in the Register's Office on June 13, 1958 in Mortgage Book 5753, Page 617, Mortgage Tax Paid $50.00;

          (i) Mortgage ("Mortgage 9"), dated March 12, 1962, from 216 E. 53rd Street Corp. to Phoenix Mutual Life Insurance Company ("Phoenix Mutual") securing a note of even date therewith in the principal amount of $42,640, recorded in the Register's Office on March 15, 1962 in Liber 6039, Page 12, Mortgage Tax Paid $213.00;

          (j) Mortgage ("Mortgage 10"), dated July 14, 1964 from 216 E. 53rd Street Corp. to Phoenix Mutual, securing a note of even date therewith in the principal amount of $10,000, recorded in the Register's Office on July 15, 1964 in Liber 6299, Page 8, Mortgage Tax Paid $50.00;

          (k) Mortgage ("Mortgage 11"), dated March 14, 1969, from East 53rd Street Corporation to Sutton Associates, securing a note of even date therewith in the principal amount of $146,750, recorded in the Register's Office on March 18, 1969 in Reel 134, Page 413, Mortgage Tax Paid $733.50;

          (1) Mortgage ("Mortgage 12"), dated May 16, 1955, from J.K.F. Realty Corporation to Maybelle Stolitzky, Samuel L. Stolitzky and Nathaniel Seligman, as Trustees, securing a note of even date therewith in the principal amount of $43,000, recorded in the Register's Office on May 17, 1955 in Liber 5541, Page 660, Mortgage Tax Paid $215.00;

          (m) Mortgage ("Mortgage 13"), dated May 16, 1956, from J.K.F. Realty Corporation to Woman's Division of Christian Service of the Board of Missions of the Methodist Church ("Woman's Division"), securing a note of even date therewith in the principal amount of $7,000, recorded in the Register's Office on May 18, 1956 in Liber 5617, Page 216, Mortgage Tax Paid $35.00;

          (n) Mortgage ("Mortgage 14"), dated January 26, 1961, from 2187 8th Avenue Corp. ("2187 Corp.") to Phoenix Mutual, securing a note of even date therewith in the principal amount of $19,000, recorded in the Register's Office on January 30, 1961 in Liber 5947, Page 487, Mortgage Tax Paid $95.00;

          (0) Mortgage ("Mortgage 15"), dated May 4, 1956, from Sinne Realty Corporation ("Sinne") to Theresa White, securing a note of even date therewith in the principal amount of $23,000, recorded in the Register's Office on May 8, 1956 in Liber 5615, Page 36, Mortgage Tax Paid $115.00;

          (p) Mortgage ("Mortgage 16"), dated February 11, 1959, from Joseph Lesawyer and William H. McCarthy to American Irving Savings Bank ("American Irving"), securing a note of even date therewith in the principal amount of $14,000, recorded in the Register's Office on February 16, 1959 in Liber 5804, Page 326, Mortgage Tax Paid $70.00;

          (q) Mortgage ("Mortgage 17"), dated February 13, 1969, from Wideningyre Properties Corp. ("Wideningyre") to American Bank & Trust Company, securing a note of even date therewith in the principal amount of $51,279.49 and recorded in the Register's Office on February 17, 1969 in Reel 131, Page 428, Mortgage Tax Paid $256.50;

          (r) Mortgage ("Mortgage 18"), dated May 27, 1960, from Rupeg Realty Corp. ("Rupeg") to Chemical Bank New York Trust Company ("Chemical"), securing a note of even date therewith in the principal amount of $430,000 and recorded in the Register's Office on May 31, 1960 in Liber 5898, Page 548, Mortgage Tax Paid $2,150.00;

          (s) Mortgage ("Mortgage 19"), dated October 27, 1970, from Linguist Realty Corp. ("Linguist") to Edward W. Leckerling ("Leckerling"), securing a note of even date therewith in the principal amount of $535,000 and recorded in the Register's Office on November 2, 1970 in Reel 187, Page 817, Mortgage Tax Paid $4,012.50;

          (t) Mortgage ("Mortgage 20"), dated November 16, 1962, from Montclair Leasing Corp. ("Montclair") to Chemical, securing a note of even date therewith in the principal amount of $292,500 and recorded in the Register's Office on November 23, 1962 in Liber 6110, Page 462, Mortgage Tax Paid $1,462.50;

          (u) Mortgage ("Mortgage 21"), dated January 20, 1972, from Dorell Properties, Inc. to Jack D. Roggen ("Roggen") and Ruth Baron ("Baron"), securing a note of even date therewith in the principal amount of $560,619.64, and recorded in the Register's Office on January 21, 1972 in Reel 229, Page 1244, Mortgage Tax Paid $7,007.50;

          (v) Mortgage ("Mortgage 22"), dated December 20, 1957, from 937 Madison Ave. Corp. to The Amalgamated Bank of New York ("The Amalgamated Bank"), securing a note of even date therewith in the principal amount of $30,000, recorded in the Register's Office on December 23, 1957 in Liber 5722, Page 18, Mortgage Tax Paid $150.00;

          (w) Mortgage ("Mortgage 23"), dated January 21, 1963, from 937 Madison Ave. Corp. to The Amalgamated Bank, securing a note of even date therewith in the principal amount of $18,934.52, recorded in the Register's Office on January 22, 1963 in Liber 6131, Page 263, Mortgage Tax Paid $94.50;

          (x) Mortgage ("Mortgage 24"), dated July 26, 1971, from Vertland Realty Corp., Reba Associates, Inc., Woas Properties Corp., JL 229 Corp., Portadown Corporation, Wideningyre Properties and Zalkay Properties, Inc. to Salbian Realty Co., Inc., securing a note of even date therewith in the principal amount of $5,000,000, recorded in the Register's Office on July 28, 1971 in Reel 212, Page 814, Mortgage Tax Paid $37,500.00;

          (y) Mortgage ("Mortgage 25"), dated July 18, 1972, from Siltan Development Corp. and Mathilde Rauch to Irving Trust Company, securing a note of even date therewith in the principal amount of $1,514,390.19, recorded in the Register's Office on July 21, 1972 in Reel 247, Page 639, Mortgage Tax Paid $18,930.00;

          (z) Mortgage ("Mortgage 26"), dated August 11, 1975, from Siltan Development Corp. and Mathilde Rauch to Tishman Realty & Construction Co., Inc., securing a note of even date therewith in the principal amount of $675,000, recorded in the Register's Office on August 15, 1975 in Reel 348, Page 1342, Mortgage Tax Paid $8,437.50;

          (aa) Building Loan Mortgage ("Mortgage 27"), dated as of November 24, 1980, executed by Kenvic As-sociates ("Kenvic"), Arnold J. Rabinor and Marvin B. Tepper to The Chase Manhattan Bank (National Association) ("Chase"), securing a note of even date therewith in the principal amount of $3,165,000, recorded in the Register's Office on November 26, 1980, in Reel 545, Page 905, Mortgage Tax Paid $47,475.00;

          (bb) Building Loan Mortgage ("Mortgage 28"), dated as of March 3, 1981, executed by Kenvic to Chase, securing a note of even date therewith in the principal amount of $2,500,000, recorded in the Register's Office on March 12, 1981, in Reel 558, Page 413, Mortgage Tax Paid $37,500.00;

          (cc) Building Loan Mortgage ("Mortgage 29"), dated as of March 25, 1981, executed by Kenvic and 875 Third Associates ("875") to Chase, securing a note of even date therewith in the principal amount of $38,660,000, recorded in the Register's Office on April 2, 1981, in Reel 560, page 1577, Mortgage Tax Paid $579,900.00;

          (dd) Building Loan Mortgage ("Mortgage 30"), dated as of March 25, 1981, executed by Kenvic and 875 to Chase, securing a note of even date therewith in the principal amount of $14,000,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1527, Mortgage Tax Paid $210,000.00;

          (ee) Building Loan Mortgage ("Mortgage 31"), dated as of March 25, 1981, executed by Kenvic and 875 to Chase, securing a note of even date therewith in the principal amount of $3,750,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1728, Mortgage Tax Paid $56,250.00;

          (ff) Building Loan Mortgage ("Mortgage 32"), dated as of March 25, 1981, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $3,750,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1764, Mortgage Tax Paid $56,250.00;

          (gg) Mortgage ("Mortgage 33"), dated as of September 2, 1982, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $12,000,000, recorded in the Register's Office on September 8, 1982, in Reel 637, Page 1657, Mortgage Tax Paid $270,000.00;

          (hh) Mortgage ("Mortgage 34"), dated as of August 5, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in principal amount of $2,000,000, recorded in the Register's Office on August 26, 1983, in Reel 712, Page 980, Mortgage Tax Paid $45,000.00;

          (ii) Mortgage ("Mortgage 35"), dated as of October 5, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in principal amount of $925,000, recorded in the Register's Office on October 6, 1983, in Reel 724, Page 463, Mortgage Tax Paid $20,812.50;

          (jj) Mortgage ("Mortgage 36"), dated as of November 28, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in principal amount of $3,325,000, recorded in the Register's Office on December 5, 1983, in Reel 742, Page 150, Mortgage Tax Paid $74,812.50;

          (kk) Mortgage ("Mortgage 37"), dated as of November 28, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in principal amount of $750,000, recorded in the Register's Office on December 5, 1983, in Reel 742, Page 122, Mortgage Tax Paid $16,875.00;

          (ll) Mortgage ("Mortgage 38"), dated as of February 24, 1984, executed by 875 and Kenvic to Chase, securing a note of even date therewith in principal amount of $4,000,000, recorded in the Register's Office on February 27, 1984, in Reel 767, Page 1542, Mortgage Tax Paid $90,000.00;

          (mm) Mortgage ("Mortgage 39"), dated as of July 17, 1984, executed by Kenvic to John Hancock Mutual Life Insurance Company ("Hancock"), securing a note of even date therewith in the principal amount of $13,000,000, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1248, Mortgage Tax Paid $292,500.00;

          (nn) Mortgage ("Mortgage 40"), dated as of May 11, 1988, from Mortgagor to Hancock, securing a note dated May 12, 1988, in the original principal amount of $71,339,564.68, recorded in the Register's Office on

================================================================================

                               KENVIC ASSOCIATES,

                                    Mortgagor,

                                      and

                 JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, Mortgagee.


                      CHICAGO TITLE INSURANCE COMPANY (3)

                        -------------------------------

                            MODIFICATION AGREEMENT

                        -------------------------------

                           Dated as of May 30, 1990



This instrument affects real and personal property situated in the State of New York, in Section 5, Block 1326, Lots '1, 7 and 41 on the Tax Map of the County of New York and easement rights over Lots 45 and 47 on said Tax Map.

RECORD AND RETURN TO:

    Peter R. Schwartz, Esq.
    Debevoise & Plimpton
    875 Third Avenue
    New York, New York 10022

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

          On this 31st day of May, 1990, before me personally came Edwin H. Baker, to me known, and who, being duly sworn by me, did depose and say that he resides at 21 Alta Lane Chafpaqua: that he is the President of General/Chemical and Supply Co., Inc., a Delaware corporation, the General Partner of Vic Associates, a Limited Partnership duly organized under the laws of the State of New York, having its principal place of business at Gordon Hurwitz Detowday, Clat, 101 Park Avenue, N.Y, N.Y 10178 ; that Vic Associates is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that General Chemical and Supply Co., Inc., acting as a General Partner of, and in behalf of, Vic Associates, acting as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES executed the foregoing instrument as the act and deed of said firms for the uses and purposes therein mentioned.


                                   /s/ Stephen Helman
                                   ----------------------------------
                                            Notary Public

[Notarial Seal)                        STEPHEN HELMAN
---------------                  NOTARY PUBLIC, STATE OF NEW YORK
                                         NO. 4735750
                                     QUALIFIED IN QUEENS COUNTY
                                   COMMISSION EXPIRES APRIL 30, 1991

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )

          On this 31st day of May, 1990, before me personally came Kenneth Gladstone and Lucille Gladstone, to me known to be the persons who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that they are the General Partners of Gladwater Associates, a Limited Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that said Limited Partnership is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; and that they have authority to sign the foregoing instrument in the firm name of Gladwater Associates, as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES, and they acknowledged to me that they executed the same as the act and deed of said firms for the uses and purposes therein mentioned.


                                  /s/ Ann V. Maschin
                                  ---------------------------------------
                                           Notary Public

[Notarial Seal)                         ANN V. MASCHIN
 -------------                  NOTARY PUBLIC, STATE OF NEW YORK
                                     NO. 41-4953299
                                  QUALIFIED IN QUEENS COUNTY
                                COMMISSION EXPIRES................

COMMONWEALTH OF MASSACHUSETTS    )
                                 :  ss.:
COUNTY OF SUFFOLK                )

          On this 4th day of June, 1990, before me personally came Robert E. Latham, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he resides at 590 Essex Street, Weymouth, Massachusetts, that he is Senior Mortgage Investment Officer of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, the corporation described in which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                   /s/ Marie C. O'Brien
                                   ------------------------------
                                         Notary Public

[Notarial Seal]                     MARIE C. O'BRIEN, NOTARY PUBLIC
 -------------                     MY COMMISSION EXPIRES AUGUST 9, 1996

May 18, 1988, in Reel 1403 at Page 1779, Mortgage Tax Paid $1,605,141.00; and

          (00) All of the above mortgages numbered 1 to 40 inclusive were, pursuant to a Consolidation, Extension and Modification Agreement, dated as of May 11, 1988, between Kenvic Associates and Hancock, consolidated into one mortgage lien for $180,000,000.00, recorded in the Register's office on May 18, 1988 in Reel 1403 at Page 1793.

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